UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	341 White Pond Drive
	Akron		OH	44320
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

FirstEnergy Corp. (the “Company”) held its Annual Meeting of Shareholders in a virtual format on May 21, 2025. Reference is made to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2025 for more information regarding the items set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Item 1 – The following persons were elected to the Company’s Board for a term expiring at the Annual Meeting of Shareholders in 2026 and until their successors shall have been elected:

	Number of Votes
Nominees	For	Against	Abstentions	Broker Non-Votes
Heidi L. Boyd	473,199,310	9,836,883	1,584,592	37,214,177
Jana T. Croom	473,839,851	9,232,407	1,548,532	37,214,172
Steven J. Demetriou	467,084,900	15,953,237	1,582,656	37,214,169
Lisa Winston Hicks	473,629,911	9,462,364	1,528,512	37,214,175
Paul Kaleta	402,974,414	80,025,402	1,620,968	37,214,178
James F. O’Neil III	468,927,930	14,007,872	1,684,988	37,214,172
John W. Somerhalder II	476,391,087	6,613,165	1,616,538	37,214,172
Brian X. Tierney	466,356,979	16,575,405	1,688,408	37,214,170
Leslie M. Turner	468,716,055	14,388,321	1,516,415	37,214,171
Melvin D. Williams	474,058,445	8,987,154	1,575,190	37,214,173

Item 2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. Item 2 was approved and received the following vote:

Number of Votes
For	Against	Abstentions
505,600,965	15,055,002	1,178,995

Item 3 – Approve, on an advisory basis, named executive officer compensation. Item 3 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
458,419,146	24,283,644	1,917,985	37,214,187

Item 4 – Shareholder proposal requesting a report on the Company’s lobbying activity and policies. Item 4 was not approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
38,583,584	439,112,618	6,924,583	37,214,177

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2025

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer